Putnam
Tax-Free
Health Care
Fund

ANNUAL REPORT

May 31, 1998

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "Over the long term, we predict greater credit stability overall for health-care providers as they become larger and more efficient, merger activity settles, distinct business units become better integrated, and the supply and demand for health care achieves greater equilibrium."

                               Moody's Investors Service; Special Comment
                                                            February 1998

* According to Lipper Analytical Services, Putnam Tax-Free Health Care Fund's total return ranked 4 out of 56 among general municipal debt closed-end funds for the 5 years ended June 30, 1998, placing the fund in the top 8% of its investment category.*

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

13 Portfolio holdings

18 Financial statements

* Performance data represent past results and do not reflect future performance. Lipper Analytical Services, an independent research organization, ranks funds according to total return performance. Their rankings vary over time and do not reflect the effects of sales charges. For the period ended 6/30/98, the fund's shares ranked 34 out of 64 and 22 out of 62 for 1- and 3-year returns, respectively. The fund was not ranked over longer periods.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Analyzing risk premiums, yield spreads, call dates, yield curves, credit ratings, supply-and-demand dynamics, taxable versus tax-exempt yield relationships, and a host of other factors is all in a day's work for Putnam's Tax-Exempt Bond Group. The result was another period of competitive performance for Putnam Tax-Free Health Care Fund's fiscal year that closed on May 31, 1998.

Using his knowledge of the environment for tax-exempt health-care securities and backed by Putnam's extensive credit analysis capability, Fund Manager Blake Anderson made the strategic and tactical decisions that provided these positive results. In the following report, Blake discusses the fund's performance during fiscal 1998 and then takes a look at prospects for the tax-exempt market, especially with regard to the tax-free health-care universe, in the months ahead.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
July 15, 1998



Report from the Fund Manager
Blake Anderson

Health-care bonds continued to provide opportunity over the past year as health-care institutions improved financially and strong demand for higher yields whetted investors' appetites for a limited supply of bonds. Putnam Tax-Free Health Care Fund took full advantage of this environment. Through careful credit selection and an emphasis on income, your fund produced a total return of 10.01% at net asset value (9.47% at market price) for the 12 months ended May 31, 1998. For complete performance information, please turn to page 9.

* FAVORABLE CONDITIONS AND LIMITED SUPPLY PUSH PRICES HIGHER

Solid economic growth, improving creditworthiness, and positive supply-and-demand factors framed the investment environment for health-care bonds during the reporting period. The combination of continued economic strength and low inflation generated higher tax revenues nationwide, creating ample funds from which Medicare and Medicaid could reimburse health-care institutions. Institutions that had strengthened financially -- through cost-cutting and organizational restructuring measures that have been characteristic of the industry over the past several years -- benefited to the greatest extent from this trend. Meanwhile, the economy's strength and solid credit conditions reduced the risks that can accompany investments in the health-care sector.

The same low interest rates that helped create favorable investment conditions also made it difficult for income-oriented investors to locate high, sustainable yields. Health-care bonds attracted investors because they continued to provide generous yields, particularly the lower-rated, higher-coupon bonds. With a favorable economic environment and improving credits, investors felt more comfortable assuming the additional credit risk inherent in lower-rated bonds. The resulting demand, combined with a limited supply of health-care bonds, contributed to your fund's attractive returns over the past 12 months.

* INCOME AND CREDIT SELECTION KEY TO STRATEGY

The fund's investment strategy was governed by disciplined credit selection and an emphasis on income. We also reduced the portfolio's interest-rate sensitivity by keeping the fund's duration relatively short. Measured in years, duration expresses a fund's sensitivity to interest-rate changes; the shorter the duration, the less sensitive a fund is to changes in interest rates. Conversely, the longer a fund's duration, the more sensitive it is to interest-rate changes.

Credit analysis is of paramount importance in the health-care sector, particularly in light of all the relationship changes that have occurred in the sector over the past few years. For example, our credit analysts monitor such factors as conditions in the market in which a hospital is located, the hospital's position within that market, whether a small hospital has a strong relationship with a larger hospital having more sophisticated systems, and a hospital's proximity to other hospitals. All these factors affect a hospital's bottom line and, by extension, the creditworthiness of its bonds. The importance of credit analysis is further underscored when one considers the consumers' growing emphasis on quality of care and of services provided and the impact of this demand for quality on a health-care institution's business. We monitor these important trends as a part of our credit analysis and are cautious regarding those institutions with unwise affiliations or costs that are poorly managed.

[GRAPHIC OMITTED: pie chart of CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

B -- 5.3%

Ba -- 25.9%

Baa -- 16.7%

A -- 5.5%

Aa -- 2.2%

Aaa -- 43.1%

VMIGI -- 1.3%

Footnote reads:
* Based on percentage of market value as of 5/31/98. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Staying current on individual health-care credits helps us determine which bonds present the best opportunities for price appreciation from credit improvement or from prerefundings. In a prerefunding, new bonds are issued to replace older debt. The proceeds from the sale of these new bonds are usually invested in top-quality securities, such as U.S. Treasuries, which are then pledged to pay off the older debt. A prerefunding immediately improves the credit quality of the older bonds because of the safety of principal represented by the investment in high-quality securities. Furthermore, because of these changes, the price of the bonds often rises considerably. Several of the fund's investments benefited from prerefundings during the reporting period.

In addition to monitoring credit quality, we also focused on income generation, especially by investing in bonds with higher coupons. These bonds provided a stronger income stream for the portfolio and, in our opinion, presented better relative value. We also invested in bonds sold in the secondary market rather than those that were newly issued. Typically, bonds in the primary market were expensive on a relative basis, since investors sought the most recently issued debt and bought bonds aggressively. In many cases, investors sold older bonds to make way for new issues. Furthermore, older bonds usually were not followed as closely from a credit standpoint by investors without extensive research capabilities. Because fewer investors were familiar with some of the older bonds, they were less expensive.

The fund's ability to take advantage of opportunities in the secondary market draws heavily on the capabilities of Putnam's research analysts and bond traders. Our research team continuously monitors individual credits, while our bond traders follow the yield relationships between various bonds. Frequently the bonds that a portfolio manager seeks may not be readily available in the market. When they appear, our team of experts is aware of whether changes have occurred in the bonds' underlying credit conditions and can quickly discern whether their selling price represents attractive value.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Cochise County (Arizona) Industrial Development
Revenue bonds

Bexar County (Texas) Health Facilities Development Corp.
Revenue bonds

Orange County (Florida) Health Facilities Authority
Inverse floating rate bonds

New Jersey Health Care Facilities Financing Authority (Kimball Medical Center) Revenue bonds

San Francisco City and County Community International Airport
Inverse floating rate bonds

Dickinson County (Michigan)
Hospital revenue bonds

Kansas City, Missouri, Industrial Development Authority
Health facilities revenue bonds

Michigan State Hospital Finance Authority (Garden City Hospital)
Revenue bonds

City of Corona (California)
Certificate of participation

Valley Health System (California)
Certificate of participation

These holdings represent 26.0% of the fund's net assets as of 5/31/98. Portfolio holdings will vary over time.

* SELECTIVITY AND CAUTION FOR CONTINUED OPPORTUNITY

Going forward, we expect the health-care sector to continue to provide opportunity for generous yields and total return. We anticipate ongoing consolidation within the industry. Therefore, we believe credit selection and an accurate determination of value will be more important than ever.

While the health-care sector still offers higher yields than most other sectors in the tax-exempt bond market, strong demand has caused yields to fall and prices to rise so that these bonds provide less of a yield advantage than they have in the past. We believe that careful credit selection will continue to reveal opportunity and that those bonds should experience further price appreciation. However, we believe that weaker credits that have benefited from the recent demand for high-yielding bonds may begin to experience some price deterioration as investors become aware that the underlying credit conditions did not warrant such extensive price appreciation.

We believe the key to success in this environment is to continue to emphasize disciplined credit selection and income generation. We expect health-care institutions in strong markets with solid financial operations to remain in demand and benefit from trends such as mergers, affiliations, and prerefundings that investors have witnessed and benefited from over the past several years. Following these guidelines, we will continue to seek out the yield advantages and potential for price appreciation we believe the health-care sector can provide.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/98, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Tax-Free Health Care Fund is designed for investors seeking high current income free from federal income tax and consistent with the preservation of capital through a portfolio of securities in the health-care sector.

TOTAL RETURN FOR PERIODS ENDED 5/31/98

                                       NAV           Market price
------------------------------------------------------------------------------
1 year                                10.01%             9.47%
------------------------------------------------------------------------------
5 years                               46.52             42.46
Annual average                         7.94              7.33
------------------------------------------------------------------------------
Life of fund (since 6/29/92)          65.32             47.80
Annual average                         8.86              6.82
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/98

                                   Lehman Bros.
                                    Municipal           Consumer
                                   Bond Index         Price Index
------------------------------------------------------------------------------
1 year                                9.39%              1.69%
------------------------------------------------------------------------------
5 years                              38.53              12.90
Annual average                        6.74               2.46
------------------------------------------------------------------------------
Life of fund                         52.55              16.12
Annual average                        7.40               2.56
------------------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 6/30/98
(most recent calendar quarter)

                                       NAV            Market price
------------------------------------------------------------------------------
1 year                                9.16%             12.75%
------------------------------------------------------------------------------
5 years                              45.03              44.19
Annual average                        7.72               7.59
------------------------------------------------------------------------------
Life of fund (since 6/29/92)         66.03              53.02
Annual average                        8.82               7.35
------------------------------------------------------------------------------

Performance data represent past results, and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 5/31/98
------------------------------------------------------------------------------
Distributions (common shares)
------------------------------------------------------------------------------
Number                                         12
------------------------------------------------------------------------------
Income                                      $0.908
------------------------------------------------------------------------------
Capital gains1
------------------------------------------------------------------------------
Long-term                                    0.040
------------------------------------------------------------------------------
Short-term                                     --
------------------------------------------------------------------------------
Total                                       $0.948
------------------------------------------------------------------------------
Share value (common shares)             NAV       Market price
------------------------------------------------------------------------------
5/31/97                               $14.56        $14.125
------------------------------------------------------------------------------
5/31/98                                15.02         14.500
------------------------------------------------------------------------------
Current return (common shares)          NAV       Market price
------------------------------------------------------------------------------
End of period
------------------------------------------------------------------------------
Current dividend rate2                  5.99%          6.21%
------------------------------------------------------------------------------
Taxable equivalent3                     9.92          10.28
------------------------------------------------------------------------------

1Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

3Assumes maximum 39.6% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



WELCOME TO

                            www.putnaminv.com

Now you can use your PC to get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and economic outlooks from Putnam.

VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

* the benefits of investing with Putnam

* Putnam's money management philosophy

* complete fund information, daily pricing and long-term performance

* the latest on new funds and other Putnam news

  You can also read Putnam economist Dr. Robert Goodman's commentary and Putnam's Capital Markets outlook, search for a particular fund by name or objective, use our glossary to decode investment terms . . . and much more.

  The site can be accessed through any of the major online services (America Online, CompuServe, Prodigy) that offer web access. Of course, you can also access it via Netscape or Microsoft Internet Explorer, using an independent Internet service provider.

  New features will be added to the site regularly.
  So be sure to bookmark us at
  http://www.putnaminv.com



Report of independent accountants

To the Trustees and Shareholders of
Putnam Tax-Free Health Care Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Tax-Free Health Care Fund (the "fund") at May 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at May 31, 1998 by correspondence with the custodian and the application of alternative auditing procedures where investments purchased were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 13, 1998



Portfolio of investments owned
May 31, 1998

Key to Abbreviations
AMBAC       -- AMBAC Indemnity Corporation
COP         -- Certificate of Participation
FGIC        -- Financial Guaranty Insurance Company
FHA Insd.   -- Federal Housing Administration Insured
FNMA Coll.  -- Federal National Mortgage Association Collateralized
FSA         -- Financial Security Assurance
IFB         -- Inverse Floating Rate Bonds
IF COP      -- Inverse Floating Rate Certificate of Participation
MBIA        -- Municipal Bond Investors Assurance Corporation
VRDN        -- Variable Rate Demand Notes



MUNICIPAL BONDS AND NOTES (98.0%) (a)
PRINCIPAL AMOUNT                                                                  RATINGS (RAT)         VALUE

Alaska (1.1%)
-------------------------------------------------------------------------------------------------------------
          $ 2,000,000  Valdez, Marine Term. Rev. Bonds
                         (Sohio Pipeline), 7 1/8s, 12/1/25                        AA2          $    2,220,000

Arizona (4.5%)
-------------------------------------------------------------------------------------------------------------
            6,420,000  Cochise Cnty., Indl. Dev. Rev. Bonds
                         (Sierra Vista Cmnty. Hosp.), Ser. B, 8 1/2s, 12/1/21     BBB-/P            7,350,900
            1,875,000  Pinal Cnty., Indl. Dev. Auth. Rev. Bonds
                         (Casa Grande Regl. Med. Ctr.),
                         Ser. A, 8 1/8s, 12/1/22                                  B/P               2,015,625
                                                                                               --------------
                                                                                                    9,366,525

California (15.0%)
-------------------------------------------------------------------------------------------------------------
                       Anaheim, Pub. Fin. Auth. Lease Rev. Bonds
                         (Cap. Appn. Sub. Pub. Impt.), Ser. C
           17,000,000    FSA, zero %, 9/1/30                                      Aaa               3,166,250
           17,000,000    FSA, zero %, 9/1/29                                      Aaa               3,336,250
            1,835,000  CA Hlth. Fac. Fin. Auth. Rev. Bonds
                         (Merritt Peralta Hosp.), Ser. A, 7 1/2s, 5/1/09          Baa3              1,931,117
            4,000,000  Corona, COP (Hosp. Syst. Inc.), Ser. C, 8 3/8s, 7/1/11     B/P               4,550,000
           17,105,000  Riverside Cnty., Asset Leasing Corp. Leasehold
                         Rev. Bonds (Riverside Cnty. Hosp.), MBIA,
                         zero %, 6/1/25                                           Aaa               4,169,344
            3,000,000  San Bernardino Cnty., IF COP (PA-100-Med. Ctr. Fin.),
                         MBIA, 9.1238s, 8/1/28 (acquired 6/27/95,
                         cost $3,237,720) (RES) (SEG)                             Aaa/P             3,937,500
            4,750,000  San Francisco, City & Cnty. Cmnty. Intl. Arpts. IFB,
                         FGIC, 7.99s, 5/1/25 (acquired 1/3/96,
                         cost $5,354,105) (RES)                                   AAA               5,486,250
            4,145,000  Valley Hlth. Syst. COP, 6 7/8s, 5/15/23                    BB+/P             4,502,506
                                                                                               --------------
                                                                                                   31,079,217

Connecticut (3.8%)
-------------------------------------------------------------------------------------------------------------
                       CT State Dev. Auth. 1st Mtge. Rev. Bonds
                         (Inter-Church Residences Inc.)
            3,500,000    9 5/8s, 4/1/21                                           Aaa               4,125,625
            1,200,000    9 1/2s, 5/1/13                                           Aaa               1,410,000
            2,000,000  CT State Hlth. & Edl. Fac. Auth. Rev. Bonds
                         (Norwalk Health Care Inc.), Ser. A, 8.7s, 7/1/22         BB-/P             2,260,000
                                                                                               --------------
                                                                                                    7,795,625

Florida (3.4%)
-------------------------------------------------------------------------------------------------------------
            4,850,000  Orange Cnty., Hlth. Fac. Auth. IFB, Ser. 91-C,
                         MBIA, 8.695s, 10/29/21                                   Aaa               5,771,500
            1,270,000  Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds
                         (JFK Med. Ctr. Inc.), 8 7/8s, 12/1/18                    AAA/P             1,327,036
                                                                                               --------------
                                                                                                    7,098,536

Georgia (1.1%)
-------------------------------------------------------------------------------------------------------------
            2,000,000  GA Muni. Elec. Auth. Pwr. Rev. Bonds, Ser. Y,
                         AMBAC, 6.4s, 1/1/13                                      A/P               2,320,000

Illinois (1.8%)
-------------------------------------------------------------------------------------------------------------
                       IL Dev. Fin. Auth. Rev. Bonds
                         (Cmnty. Rehab. Providers Fac.)
            2,190,000    8 3/4s, 7/1/11                                           BB/P              2,425,425
            1,125,000    Prerefunded, 8 3/4s, 7/1/11                              AAA/P             1,282,500
                                                                                               --------------
                                                                                                    3,707,925

Kentucky (1.8%)
-------------------------------------------------------------------------------------------------------------
            2,000,000  Jefferson Cnty., Hosp. IFB (Alliant Hlth. Syst.),
                         MBIA, 8.796s, 10/1/14                                    Aaa               2,382,500
            1,375,000  Muhlenberg Cnty., Hosp. Rev. Bonds
                         (Muhlenberg Cmnty. Hosp.), 9 1/2s, 8/1/10                AAA/P             1,414,683
                                                                                               --------------
                                                                                                    3,797,183

Maryland (1.4%)
-------------------------------------------------------------------------------------------------------------
            2,780,000  Berlin, Hosp. Rev. Bonds (Atlantic Gen. Hosp. Fac.),
                         8 3/8s, 6/1/22                                           BB-/P             2,971,125

Massachusetts (16.2%)
-------------------------------------------------------------------------------------------------------------
            3,000,000  MA Hsg. Fin. Agcy. Rev. Bonds (Residential Dev.),
                         Ser. E, FNMA Coll., 6 1/4s, 11/15/12                     Aaa               3,243,750
                       MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
            2,225,000    (St. Joseph's Hosp.), Ser. C, 9 1/2s, 10/1/20            Aaa/P             2,416,906
            3,300,000    (Waltham-Weston Hosp. & Med. Ctr.), Ser. B,
                         8 3/8s, 7/1/15                                           Baa3              3,646,500
            2,500,000    (Norwood Hosp.), Ser. E, 8s, 7/1/12                      Ba2               2,554,775
            4,000,000    (Rehab. Hosp. Cape & Islands), Ser. A,
                         7 7/8s, 8/15/24                                          BB/P              4,495,000
            1,000,000    (Beth Israel Hosp.), 7 3/4s, 7/1/08                      A2                1,023,050
            3,360,000    (MA Eye & Ear Infirmary), Ser. A, 7 3/8s, 7/1/11         Baa3              3,574,200
            2,000,000    (Charlton Memorial Hosp.), Ser. B, 7 1/4s, 7/1/07        A2                2,217,500
            2,775,000    (Rev. Cooley Dickinson Hosp.), 7 1/8s, 11/15/18          AAA/P             3,180,844
            3,500,000    (Sisters Providence Hlth. Syst), Ser. A,
                         6 5/8s, 11/15/22                                         AAA               3,976,875
                       MA State Indl. Fin. Agcy. Rev. Bonds
              925,000    (Odd Fellows Home of MA), 9.6s, 1/1/15                   BB-                 979,344
            2,090,000    (Morton Hosp. & Med. Ctr.), Ser. A, 8 3/4s, 7/1/11       Aaa               2,225,578
                                                                                               --------------
                                                                                                   33,534,322

Michigan (9.5%)
-------------------------------------------------------------------------------------------------------------
            4,500,000  Dickinson Cnty., Hosp. Rev. Bonds
                         (Memorial Hosp. Syst.), 8 1/8s, 11/1/24                  Ba1               5,231,250
                       MI State Hosp. Fin. Auth. Rev. Bonds
            4,130,000    (Garden City Hosp.), 8 1/2s, 9/1/17                      Ba3               4,754,663
            1,750,000    (Sinai Hosp.), 6.7s, 1/1/26                              A2                1,951,250
            3,000,000  MI State Strategic Fund Ltd. Oblig. Rev. Bonds
                         (Mercy Svcs. for Aging), 9.4s, 5/15/20                   AAA               3,330,000
            1,500,000  Pontiac Hosp. Fin. Auth. Rev. Bonds, 6s, 8/1/23            Baa3              1,539,375
            3,000,000  Waterford, Econ. Dev. Corp. Rev. Bonds
                         (Canterbury Hlth. Care, Inc.), 8 3/8s, 7/1/23            B-/P              2,940,000
                                                                                               --------------
                                                                                                   19,746,538

Minnesota (0.7%)
-------------------------------------------------------------------------------------------------------------
            1,300,000  Rochester Hlth. Care Fac. Rev. Bonds
                         (Olmsted Med. Group), 7 1/2s, 7/1/19                     BB+/P             1,426,750

Missouri (3.3%)
-------------------------------------------------------------------------------------------------------------
            4,700,000  Kansas City, Indl. Dev. Auth. Hlth. Fac. Rev. Bonds
                         (Park Lane Med. Ctr.), 8 3/4s, 1/1/15                    BB+/P             4,964,375
            1,700,000  MO State Hlth. & Edl. Fac. Auth. Hlth. Fac. Rev. Bonds
                         (Jefferson Memorial Hosp.), 6.8s, 5/15/25                Baa2              1,857,250
                                                                                               --------------
                                                                                                    6,821,625

New Hampshire (1.0%)
-------------------------------------------------------------------------------------------------------------
            1,910,000  NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
                         (Alice Peck Day Memorial Hosp.), 9 3/8s, 11/1/20         BB+               2,110,550

New Jersey (4.5%)
-------------------------------------------------------------------------------------------------------------
                       NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
            3,600,000    (St. Elizabeth Hosp.), Ser. B, 8 1/4s, 7/1/20            Aaa               3,973,500
            5,000,000    (Kimball Med. Ctr.), Ser. C, 8s, 7/1/13                  Baa3              5,493,750
                                                                                               --------------
                                                                                                    9,467,250

New York (1.3%)
-------------------------------------------------------------------------------------------------------------
                       NY City, Hlth. & Hosp. Corp. VRDN (Hlth. Syst.)
            1,300,000    Ser. A, 3.9s, 2/15/26                                    VMIG1             1,300,000
            1,400,000    Ser. C, 3.8s, 2/15/26                                    VMIG1             1,400,000
                                                                                               --------------
                                                                                                    2,700,000

Ohio (1.0%)
-------------------------------------------------------------------------------------------------------------
            1,967,364  Holland, Indl. Dev. Mtge. Rev. Bonds
                         (Spring Meadow Extended Care), FHA Insd.,
                         11s, 4/15/13                                             A-/P              2,062,034

Pennsylvania (12.3%)
-------------------------------------------------------------------------------------------------------------
                       Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
            3,000,000    (Divine Providence Hosp.), Ser. B, 8 3/4s, 1/1/14        AAA/P             3,071,310
            2,210,000    (UPMC Hlth.), Ser. B, MBIA, 6s, 7/1/24                   Aaa               2,483,488
            2,980,000  College Township, Indl. Dev. Auth. 1st Mtge. Hlth. Fac.
                         Rev. Bonds (Nittany Valley Rehab. Hosp.),
                         7 5/8s, 11/1/07                                          BB/P              3,348,775
            2,000,000  Langhorne Manor Boro Higher Ed. Hlth. Auth.
                         Rev. Bonds (Lower-Bucks Hosp.), 7.35s, 7/1/22            Ba3               2,127,500
            1,800,000  Lebanon Cnty., Good Samaritan Hosp. Auth.
                         Rev. Bonds, Ser. B, 8 1/4s, 11/1/18                      BBB+              1,939,500
            4,000,000  Montgomery Cnty., Higher Ed. & Hlth. Auth. Hosp.
                         Rev. Bonds (UTD Hosp.), Ser. B, 8 3/8s, 11/1/11          AAA               4,315,000
            1,285,000  PA State Higher Ed. Assistance Agcy. Student Loan,
                         Ser.  A&B, 7 1/4s, 7/1/18                                BB                1,363,706
            1,000,000  Philadelphia, Hosp. & Higher Ed. Fac. Auth. Hosp.
                         Rev. Bonds (Graduate Hlth. Syst.), Ser. B,
                         6 1/4s, 7/1/13                                           BB                  992,500
            2,950,000  Philadelphia, Hosp. & Higher Ed. Fac. Auth. Hosp.
                         IFB, FGIC, 6.479s, 3/6/12                                Aaa               3,075,375
            2,450,000  York Cnty., Indl. Dev. Auth. lst Mtge. Hlth. Fac.
                         Rev. Bonds (Rehabilitation Hosp. of York),
                         7 1/2s, 9/1/07                                           BB/P              2,695,000
                                                                                               --------------
                                                                                                   25,412,154

South Carolina (1.6%)
-------------------------------------------------------------------------------------------------------------
            3,000,000  SC Jobs Econ. Dev. Auth. Rev. Bonds
                         (St. Francis Hosp.-Franciscan Sisters), 7s, 7/1/15       Baa1              3,281,250

Tennessee (1.0%)
-------------------------------------------------------------------------------------------------------------
            1,700,000  Metropolitan Govt. Nashville & Davidson Cnty.,
                         Tenn. Wtr. & Swr. IFB, AMBAC, 8.216s, 1/1/22             Aaa               1,980,500

Texas (7.3%)
-------------------------------------------------------------------------------------------------------------
            3,650,000  Amarillo, Hlth. Fac. Hosp. Corp. IFB
                         (High Plains Baptist Hosp.), FSA, 9.038s, 1/3/22         Aaa               4,348,063
            5,000,000  Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                         (St. Luke's Lutheran Hosp.), 7.9s, 5/1/11                AAA/P             5,800,000
              990,000  Cherokee Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                         (Nancy Travis Memorial Hosp.), 10s, 5/15/13              B/P               1,215,224
            1,560,000  Montgomery Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                         (Woodlands Med. Ctr.), 8.85s, 8/15/14                    A-/P              1,669,200
                       North Central Hlth. Fac. Dev. Corp.
                         VRDN (Hosp.), Ser. B
            1,810,000    7.86s, 5/15/08                                           Aa2               1,991,000
              190,000    Prerefunded, 7.86s, 5/15/08                              AA                  211,850
                                                                                               --------------
                                                                                                   15,235,337

Utah (0.6%)
-------------------------------------------------------------------------------------------------------------
            1,000,000  Salt Lake City, Hosp. IFB (IHC Hosps. Inc.),
                         9.566s, 5/15/20 (acquired 6/6/97,
                         cost $1,171,200) (RES)                                   Aaa               1,167,500

Vermont (0.9%)
-------------------------------------------------------------------------------------------------------------
            1,870,000  VT Edl. & Hlth. Bldg. Fin. Agcy. Rev. Bonds
                         (Northwestern Med. Ctr.), 6 1/4s, 9/1/18                 BBB               1,965,838

Virginia (0.6%)
-------------------------------------------------------------------------------------------------------------
            1,000,000  Fairfax Cnty., Indl. Dev. Auth. IFB (Fairfax Hosp. Syst.),
                         Ser. C, 9.527s, 8/29/23                                  Aaa               1,207,500

Washington (1.2%)
-------------------------------------------------------------------------------------------------------------
            2,125,000  Grant Cnty., Pub. Hosp. Dist. No. 1 Rev. Bonds
                         (Samaritan Hosp.), 9 1/4s, 9/1/10                        BBB/P             2,390,624

West Virginia (1.1%)
-------------------------------------------------------------------------------------------------------------
            2,000,000  Randolph Cnty. Rev. Bonds (Davis Memorial Hosp.),
                         Ser. A, 7.65s, 11/1/21                                   Baa1              2,250,000
-------------------------------------------------------------------------------------------------------------
                       Total Investments (cost $188,919,420) (b)                               $  203,115,908
-------------------------------------------------------------------------------------------------------------

(a)   Percentages indicated are based on net assets of $207,330,667.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 1998 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 1998. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

(b)   The aggregate identified cost on a tax basis is $188,919,420 resulting in gross unrealized appreciation and depreciation of $15,322,917 and $1,126,429, respectively, or net unrealized appreciation of
      $14,196,488.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at May 31, 1998 was $10,591,250 or 5.1% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at May 31, 1998.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at May 31, 1998.




--------------------------------------------------------------------------------------------
Futures Contracts Outstanding at May 31, 1998
                                                                              Unrealized
                                    Total         Aggregate     Expiration   Appreciation/
                                    Value       Face Value        Date       Depreciation
--------------------------------------------------------------------------------------------
Municipal Bond Index
(Long)                           $12,530,312    $12,253,969     Jun-98           $276,343
U.S. Treasury Bond
(Short)                            5,842,500      5,798,438     Jun-98            (44,062)
--------------------------------------------------------------------------------------------
                                                                                 $232,281
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
May 31, 1998

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $188,919,420) (Note 1)                                                $203,115,908
---------------------------------------------------------------------------------------------------
Cash                                                                                        408,100
---------------------------------------------------------------------------------------------------
Interest receivable                                                                       3,534,817
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                            1,740,000
---------------------------------------------------------------------------------------------------
Receivable for variation margin                                                               6,938
---------------------------------------------------------------------------------------------------
Total assets                                                                            208,805,763

Liabilities
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                     1,035,438
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                360,587
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                   31,787
---------------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                                9,487
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  1,084
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       36,713
---------------------------------------------------------------------------------------------------
Total liabilities                                                                         1,475,096
---------------------------------------------------------------------------------------------------
Net assets                                                                             $207,330,667

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Note 1)                                                                191,839,876
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                              1,033,761
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                                        28,261
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                               14,428,769
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                             $207,330,667

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value per share ($207,330,667 divided by
13,807,168 shares)                                                                           $15.02
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended May 31, 1998


Tax exempt interest income:                                                            $14,359,544
--------------------------------------------------------------------------------------------------

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         1,438,640
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             238,456
--------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                          11,822
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             6,525
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     26,644
--------------------------------------------------------------------------------------------------
Auditing                                                                                    28,698
--------------------------------------------------------------------------------------------------
Legal                                                                                        5,332
--------------------------------------------------------------------------------------------------
Postage                                                                                     23,260
--------------------------------------------------------------------------------------------------
Exchange listing fees                                                                       24,260
--------------------------------------------------------------------------------------------------
Other                                                                                       23,101
--------------------------------------------------------------------------------------------------
Total expenses                                                                           1,826,738
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                 (57,462)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             1,769,276
--------------------------------------------------------------------------------------------------
Net investment income                                                                   12,590,268
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                         2,277,956
--------------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                            (86,940)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures contracts during the year         4,650,333
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                  6,841,349
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $19,431,617
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                              Year ended May 31
                                                                                      --------------------------------
                                                                                               1998               1997
----------------------------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  $ 12,590,268       $ 12,834,287
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                   2,191,016            (63,133)
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                4,650,333          5,885,844
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     19,431,617         18,656,998
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
   From net investment income                                                           (12,535,530)       (12,425,187)
   From net realized gain on investments                                                   (552,287)                --
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                              6,343,800          6,231,811

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                       200,986,867        194,755,056
----------------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $1,033,761 and $855,732, respectively)                                       $207,330,667       $200,986,867

Number of fund shares
----------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning and end of year                                          13,807,168         13,807,168
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

------------------------------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                                          Year ended May 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $14.56           $14.11           $14.13           $14.29           $14.73
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .91              .93              .94              .96              .98
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .50              .42             (.03)             .03             (.22)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                1.41             1.35              .91              .99              .76
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.91)            (.90)            (.93)           (1.01)           (1.01)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                       (.04)              --               --             (.14)            (.19)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.95)            (.90)            (.93)           (1.15)           (1.20)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $15.02           $14.56           $14.11           $14.13           $14.29
------------------------------------------------------------------------------------------------------------------------------------
Market value,
end of period                                     $14.500          $14.125          $13.500          $13.375          $14.375
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at market value (%)(a)                               9.47            11.68             8.74             1.20             6.46
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $207,331         $200,987         $194,755         $195,079         $197,326
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .89              .90              .92              .90              .91
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            6.11             6.45             6.62             6.85             6.58
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              16.25             7.92            44.68            39.44            36.92
------------------------------------------------------------------------------------------------------------------------------------

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).




Notes to financial statements
May 31, 1998

Note 1
Significant accounting policies

Putnam Tax-Free Health Care Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management, Inc., ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a portfolio of tax-exempt securities in the health care sector of the tax-exempt securities market.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined following procedures approved by the Trustees and such valuations and procedures as reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

E) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These differences include temporary and permanent differences of dividends payable, unrealized gains and losses on certain futures contracts, and market discount. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 1998, the fund reclassified $123,291 to increase undistributed net investment income and $417 to decrease paid-in-capital, with a decrease to accumulated net realized gain on investments of $122,874. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

F) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds and original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services, is paid quarterly based on the average net assets of the fund. Such fee is based on the annual rate of 0.70% of average weekly net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended May 31, 1998, fund expenses were reduced by $57,462 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $460 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the year ended May 31, 1998 purchases and sales of investment securities other than short-term investments aggregated $32,508,184 and $34,833,327, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.



Federal tax information
(Unaudited)

The fund has designated 99.1% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the fund hereby designates $724,539 as 20% capital gain, for its taxable year ended May 31, 1998.

The Form 1099 you receive in January 1999 will show the tax status of all distributions paid to your account in calendar 1998.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund [DBL. DAGGER]

Capital Opportunities Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund [DBL. DAGGER]

OTC & Emerging Growth Fund

Research Fund

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Strategic Income Fund *

High Quality Bond Fund +

Global Governmental Income Trust

High Yield Advantage Fund [DBL. DAGGER]

High Yield Total Return Fund

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Money Market Fund **

Intermediate U.S. Government
Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

LIFESTAGE SM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

 *Formerly Putnam Diversified Income Trust II

 +Formerly Putnam Federal Income Trust

 [DBL. DAGGER]Closed to new investors. Some exceptions may apply.
 Contact Putnam for details.

 [SECTION MARK] Not available in all states.

**An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

  Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Tax-Free Health Care Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

43760 168     7/98